UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2015

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2015, Cloud Peak Energy Inc. (“CPE”) announced the completion of its previously disclosed Chief Financial Officer transition.  The resignation of CPE’s former Executive Vice President and Chief Financial Officer, Michael Barrett, was effective at the close of business on Monday, March 16, 2015.  As previously noted, Mr. Barrett relocated his family back to Australia.  Heath Hill, CPE’s Vice President and Chief Accounting Officer, was promoted to Executive Vice President and Chief Financial Officer effective upon Mr. Barrett’s resignation. Additional biographical information regarding Mr. Hill was included in CPE’s Form 8-K filed on September 2, 2014 and is incorporated by reference herein.  As a result of his promotion to Executive Vice President and Chief Financial Officer, Mr. Hill’s compensation now includes:  (1) annual base salary of $350,000; (2) annual cash bonus target opportunity of 75% to a maximum of 150% of base salary; (3) annual equity award under CPE’s Long Term Incentive Plan to be valued at 200% of base salary, starting with his 2015 annual grant; (4) a one-year employment agreement, consistent with the terms and conditions of other executive employment agreements, a copy of which is included as Exhibit 10.1 to this Form 8-K and is incorporated by reference in this Item 5.02; (5) continued participation in CPE’s Non-Qualified Deferred Compensation Plan; and (6) medical, dental and other health and welfare benefits in accordance with the terms of CPE’s benefit plans.

Also effective March 16, 2015, CPE promoted Kendall Carbone, age 49, from Assistant Chief Accounting Officer to Vice President and Chief Accounting Officer.  Ms. Carbone joined CPE as Assistant Chief Accounting Officer in January 2015.  Prior to joining Cloud Peak Energy, Ms. Carbone served as Vice President, Controller and Chief Accounting Officer for both Cool Planet Energy Systems, Inc. from 2013 to 2014 and QEP Resources, Inc. from 2010 to 2013. Ms. Carbone has extensive experience in the energy industry including bio-fuel, natural gas and oil refining as well as previous experience in mining. Ms. Carbone is a CPA and holds a Master’s Degree in accounting from New York University and a Bachelor’s Degree in economics from Dartmouth College. As a result of her promotion to Vice President and Chief Accounting Officer, Ms. Carbone’s compensation now includes:  (1) annual base salary of $233,000; (2) annual cash bonus target opportunity of 45% to a maximum of 90% of base salary; (3) annual equity award under CPE’s Long Term Incentive Plan to be valued at 60% of base salary, starting with her 2015 annual grant; (4) participation in CPE’s Non-Qualified Deferred Compensation Plan; and (5) medical, dental and other health and welfare benefits in accordance with the terms of CPE’s benefit plans.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being filed herewith.

10.1                                   Employment Agreement between Cloud Peak Energy Inc. and Heath Hill, dated as of March 16, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: March 17, 2015	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between Cloud Peak Energy Inc. and Heath Hill, dated as of March 16, 2015